UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2013

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 3, 2013, The Boeing Company (the “Company”) issued $150,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2014 (the “2014 Notes”) and $350,000,000 in aggregate principal amount of 0.950% Senior Notes due 2018 (the “2018 Notes” and, together with the 2014 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of February 1, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank. The sale of the Notes was made pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”), dated April 30, 2013, by and among the Company and, with respect to the 2014 Notes, Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, and, with respect to the 2018 Notes, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the purchasers named therein.

The Notes are unsecured and have the same rank as the Company’s other unsecured and unsubordinated debt. The 2014 Notes will mature on November 3, 2014 and the 2018 Notes will mature on May 15, 2018. The 2014 Notes bear interest at a rate per annum, reset quarterly, equal to the three-month LIBOR for U.S. dollar deposits plus 0.01%, payable quarterly in arrears on February 3, May 3, August 3 and November 3 of each year, beginning on August 3, 2013. The 2018 Notes bear interest at the rate of 0.950% per annum, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2013. The 2014 Notes are not redeemable prior to maturity. The Company may redeem the 2018 Notes in whole or in part, upon at least 30 days notice, at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2013 (the “Final Prospectus Supplement”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-179808) filed on February 29, 2012.

The Company has filed with the SEC a Prospectus dated February 29, 2012, a Preliminary Prospectus Supplement dated April 30, 2013, a Free Writing Prospectus dated April 30, 2013, and the Final Prospectus Supplement in connection with the public offering of the Notes.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. Kirkland & Ellis LLP has issued an opinion, dated May 3, 2013, to the Company regarding certain legal matters with respect to the offering of the Notes, a copy of which is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated April 30, 2013, among the Company and, with respect to the 2014 Notes, Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, and, with respect to the 2018 Notes, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the purchasers named therein.

5.1	Opinion of Kirkland & Ellis LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Michael F. Lohr
Michael F. Lohr Vice President, Assistant General Counsel and Corporate Secretary

Dated: May 3, 2013

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Purchase Agreement, dated April 30, 2013, among the Company and, with respect to the 2014 Notes, Barclays Capital Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, and, with respect to the 2018 Notes, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the purchasers named therein.

5.1	Opinion of Kirkland & Ellis LLP.